EXHIBIT 99.1

CSI

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG. CATHERINES

Investor Presentation
December 3, 2008
Charming Shoppes, Inc.

This presentation contains certain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995 concerning the Company's operations, performance, and financial condition.
Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to find a suitable permanent replacement for the Company's former Chief Executive Officer within a reasonable time period, the failure to consummate our identified strategic solution for our other non-core assets, the failure to effectively implement our planned consolidation, cost and capital budget reduction plans and store closing plans, the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores and direct-to-consumer segments, the failure to effectively implement the
Company's plans for a new organizational structure and enhancements in the Company's merchandise and marketing, the failure to effectively implement the Company's plans for the transformation of its brands to a vertical specialty store model, the failure to achieve increased profitability through the adoption by the
Company's brands of a vertical specialty store model, the failure to achieve improvement in the Company's competitive position, the failure to continue receiving financing at an affordable cost through the availability of our credit card securitization facilities and through the availability of credit we receive from our suppliers and their agents, the failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-
consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, the failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from the Company's centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the
Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on
Form 10-K for the fiscal year ended February 2, 2008, our Quarterly Reports on Form 10-Q and other
Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Forward-Looking Statements

CSI
CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

Alan Rosskamm
Chairman and Interim CEO

Eric M. Specter
Executive Vice President and CFO

Alan Rosskamm
Chairman and Interim CEO

Eric M. Specter
Executive Vice President and CFO

CHARMING SHOPPES, INC.

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

* Management Estimate For Fiscal Year Ending January 31, 2009
A Multi-Brand Retailer
Specializing In Women’s Plus
Apparel With $2.5* Billion In
Annual Sales

CSI
CHARMING SHOPPES, INC.

LANE BRYANT

FASHION BUG

CATHERINES

We Have A Strong And
 Unique Platform Of Leading
 Plus Apparel Brands

• The Women’s Plus Apparel Market
 Represented Approximately $18 Billion1 In
 Sales During 2007
• Average Size Of American Women Is 141
• Charming Shoppes’ Plus Apparel Brands
 Cater To 62%2 Of The Adult Female
 Population
(1) Derived From NPD Group Data
(2) Source: AOA Overweight Prevalence
Our Market

• Charming Shoppes Holds The #1 Market
 Position In Women’s Specialty Plus Apparel,
 With Over 40% Share*
• Charming Shoppes Holds The #2 Market
 Position Across All Venues Selling Women’s
 Plus Apparel, With Over 10% Share*
• Lane Bryant Is America’s Leading Plus
 Apparel Brand And Our Most Profitable
 Brand
*Derived From NPD Group Data
Our Leading Market Position

Our Strategy
• Refocus Our Energies On Our Core Retail
 Brands
• Simplify Our Business By Eliminating
 Distractions And Divesting Non-Core Assets
• Substantially Reduce Operating Expenses And
 Streamline Operations
• Maintain And Protect Our Strong Balance Sheet
 And Liquidity Position

Refocus Our Energies On Our
Core Retail Brands

Leadership Update: Brand Presidents
• Brian Woolf - President, Lane Bryant (7/9/08)
 > Former CEO, Cache
• Jay Levitt - President, Fashion Bug (9/22/08)
 > Former President and CEO, May Merchandising
 > Former President and CEO, Robinsons May
• Carol Williams - President, Catherines (10/13/08)
 > Former President, May International
 > Former President and CEO, Jacobson’s
• We Have Never Had Brand Leaders With This Level of
 Executive Leadership Experience

Focus: On Our Core Customer
• Each Of Our Brand Leaders Are Charged With:
 > Defining The Core Customer
 > Developing A Culture Of Obsessive Focus
 On Each Brand’s Core Customer
 > Developing A Unique Fashion Point-Of-View
 • Build Design Capability And Vertical
 Sourcing

Focus: On Our Core Customer
• WE ARE THE EXPERTS!
• We Must Outperform The General Merchants
 And OWN This Market Position
• As The #1 Specialty Retailer Serving Women’s
 Specialty Plus Apparel, Nobody Knows The
 Plus-Size Customer Better Than We Do!

Transformation Into A Vertical
Specialty Store Model
• The Model That Successful Specialty Retailers Employ
• Drive Sales, Decrease Lead Times, Increase Gross
 Margins
• Design And Develop More Compelling Fashion
 Assortment, With Better Value To Our Customers
• Higher Percentage Of Directly-Sourced Fashion Product
• Beginning In Fall 2009, Fully Implemented By Spring 2010

Simplify Our Business By
Eliminating Distractions And
Divesting Non-Core Assets

*Management Estimate
Eliminating Distractions And
Divesting Non-Core Assets
• Sale Of Non-Core Misses Catalogs To Orchard Brands In
 September, Generated $35 Million In Cash
• Sale Of Related Credit Receivables Sold To Alliance Data
 Corporation For $43.3 Million In November, Generated Net
 Cash Of $12.5 Million
• Announced Discontinuance Of The Lane Bryant Woman™
 Catalog
 > Different Core Customer
 > We Want Our Lane Bryant Customer To Be Fully Engaged With
 Only One Lane Bryant
 > Projected $10.5 Million* Operating Loss In Fiscal Year 2009

Eliminating Distractions And
Divesting Non-Core Assets
• Exploration Of The Sale Of Figi’s Gifts In
 Good Taste Catalog Business
 > Create Auction to Sell This Profitable Business
 At Full Value
• Review Of Financing Options For Owned
 Real Estate

Substantially Reduce Operating
Expenses And Streamline
Operations

*Management Estimate
Cost Savings Program Of
$100 - $125 Million*
• Restructuring Plan To Improve And Streamline Our
 Operations
• Two-Year Program To Produce A Total Of $100 -
 $125 Million In Savings*
• Optimize Our Cash Flow And Operational Structure,
 With A Targeted Annualized Savings Goal Of $75
 Million In Fiscal Year 2009*
• Four Major Cost Areas To Address
 > Corporate And Brand Overhead, Non-merchandise Expense,
 Supply Chain And Store Operations

*Management Estimate
Tightly Manage Inventories
• A Key Metric We Are Pursuing Is To Maximize Gross
 Margin Dollars
• Spring ’09
 > Receipts Planned Down Significantly
 > Earlier Seasonal “Out Of Stock” Dates
 > Gross Margins Will Recover Before Top Line Improves
• Move From “Liquidation” Mode, To “Chase” Mode
 > Unspent Reserves To Buy Back Into Hot Trends
• Inventory Decreases Of 13%* (Same Store Basis)
 Planned At End Of Fiscal Year

Net Capital Expenditures
$ in Millions
$120
$100
$80
$60
$40
$20
$0
$81
$107
$115
$51
$22
FY 2006
FY 2007
FY 2008
FY 2009 (e)
FY 2010 (e)

LANE BRYANT FASHION BUG CATHERINES

• Over 2 Years, Capital Budget
 Will Be Cut By Over $90
 Million*
• Budget Was Cut In Half In FY
 2009 And Will Be Cut In Half
 Again In FY 2010*
• FY 2010 Will See Almost No
 New Real Estate Added And
 Deferral Of Other Non-
 Essential Capital Projects
-56%
-57%
*Management Estimate
Pare Back Capital Expenditures

Maintain And Protect Our
Strong Balance Sheet And
Liquidity Position

Strong Liquidity
*Management Estimate
• $75 Million In Cash, Cash Equivalents And
 Available For Sales Securities At 11/1/08
 > Compared To $63 Million At 11/3/07
• Expect To Generate Free Cash Flow* In The
 Fourth Quarter
 > $90 - $100 Million* In Cash, Cash Equivalents And
 Available For Sales Securities Projected At
 1/31/09, An Increase From $75 Million At 2/2/08

Capital Structure:
Revolving Line of Credit
• $375 Million Committed Line Of Credit, In Effect Until
 July 2010
• No Borrowings At End Of Third Quarter, Despite
 Currently In Typical Peak Borrowing Cycle
• $255 Million Available At End Of Third Quarter
• Debt Structure Includes No Financial Covenants Until
 We Have Borrowed 90% Of Capacity
• No Borrowings Expected At End of Fiscal Year

Capital Structure:
Asset Securitization Program
*Management Estimate
• We Securitize Our Proprietary Credit Card Receivables In
 Order To Improve Overall Liquidity
• As of November 1, 2008:
 >We Had $588 Million Of Securitized Credit Card Receivables
 Outstanding
 >We Hold Certificates And Retained Interests On Our Balance Sheet Of
 $112 Million
• Addressing Future Needs For Securitization Programs
 >Conduit Facilities Expanded to $155 Million
 >Growth In the File Not Anticipated Due To Retail Environment, Store
 Closings
 >Anticipated Needs For $510 - $520 Million Through 2009*

Credit Program Achieving Plan
*Management Estimate
• Credit Program Performed Favorable To Plan And
 Contributed $11 Million In Profits In Third Quarter,
 And $32 Million Year To Date
• Charge-Offs Increased, But Within Planned Levels
• Our Program, Unlike General Purpose Cards, Carries
 Low Credit Balances

Sensitivity Analysis For FY 2010:
Free Cash Flow*
*Management Estimate
• Fiscal Year Ending January 30, 2010
 > Cash Flow Positive, Assuming:
 • Comparable Store Sales Continue At Low Double Digit
 Declines
 • Continued Inventory And Expense Management,
 Decreases In Capital Spending
 > Cash Flow Neutral, Assuming:
 • Comparable Store Sales At Mid Double Digit Declines
 • Continued Inventory And Expense Management,
 Decreases In Capital Spending

In Summary
• Focus On Our Core Retail Brands
• Simplify Our Business
• Substantially Reduce Operating Expenses
• Strong Balance Sheet And Liquidity

History of Managing Through
Economic Downturns
• During The 2002/2003 Economic Downturn, We
 Took The Following Actions:
 > Refocused Merchandising And Store Execution At All
 Brands
 > Controlled Inventory
 > Reduced Overhead Costs
 > Conserved Cash

History of Managing Through
Economic Downturns (Continued)
• ….And Over The Next Several Years, We
 Successfully Returned The Business To Growth
 And Enhanced Profitability…..
 > Accelerated Top-line Growth
 > Increased Operating Margins From 3.2% To 5.6%
 > Achieved A 33% Operating Earnings CAGR
 > Culminated In Record Sales And Earnings In 2006

*Management Estimate
Expectations*
• Our Strong Operating Disciplines And The
 Disposal Of Non-Core Assets Will Allow Us To
 Navigate This Downturn And To Generate
 Positive Free Cash Flow
• Our Focus On Our Core Brands Will Enable Us
 To Better Serve Our Customers When Consumer
 Spending Recovers To More Robust Levels
• Disciplined Cost Structure And Inventory Control
 Will Provide Tremendous Leverage When Sales
 Turn

Investor Presentation
December 3, 2008
Charming Shoppes, Inc.

Addendum

CSI

CHARMING SHOPPES, INC.

	LANE BRYANT	FASHION BUG	CATHERINES
Target Customer:	Contemporary	Mainstream	Baby Boomers
Fashion:	Fashion-oriented plus-size	Updated plus-size, misses, and juniors	Classic plus-size, Extended plus-size
Income:	Moderate to Better	Low-moderate	Moderate
Annual Sales*:	$1.2 Billion	$1 Billion	Over $350 Million
E-commerce:	lanebryant.com	fashionbug.com	catherines.com

*FYE 02/02/08
Our Core Brands

LANE BRYANT

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

www.lanebryant.com
She Is 35-55 Years Old
She Loves Fashion
She Is A Contemporary Woman
Of Many Lifestyles - Work,
Casual, Active
913 Retail and Outlet Stores
Key Differentiators:
Fashion and Lifestyle

FASHION BUG®

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG® CATHERINES

She Is Mainstream, 25-45
She Is Value-Minded
She Often Has A
Blue-Collar Job
She LOVES Selection
She is Fashion Right
911 Retail Stores
Key Differentiators:
Value and Fashion
www.fashionbug.com

CATHERINES®

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG. CATHERINES

www.catherines.com
She’s Our Baby-Boomer, 40-65
She Considers FIT Critical
She is a Career Woman
Her Fashion Tastes Tend Toward
Classic Apparel
Offering Plus-Sizes, Petite Plus-
Sizes, and Extended Plus-Sizes
464 Retail Stores
Key Differentiators:
Fit and Special Sizes

CHARMING SHOPPES, INC.

CATHERINES
LANE BRYANT
FASHION BUG

LANE BRYANT FASHION BUG CATHERINES

Classic
Fashion
Low-moderate
Moderate/Mainstream
Better
The Leader In Women’s
Specialty Plus Apparel

CHARMING SHOPPES, INC.

	LANE BRYANT	FASHION BUG	CATHERINES
Primary Location:	Malls, With A Growing Presence In Strip Centers, Lifestyle Centers And Outlets	Strip Centers	Strip Centers
# Stores:	913	911	464
Square Footage:	5.4 Million s.f.; 5,900 Per Average Store	7.9 Million s.f.; 8,700 Per Average Store	1.9 Million s.f.; 4,200 Per Average Store

Our Retail Stores

Lane Bryant Real Estate Overview
• 808 Full Line Stores And 105 Outlet
 Stores In 46 States
• 122 Lane Bryant Intimate Apparel
 Stores
• 48% Of Stores In Strip Or Lifestyle
 Centers
• Total Square Footage, 5.4 Million
 Feet
• Average Store 5,900 S.F.

CSI
CHARMING SHOPPES, INC.

JR•MS
FASHION BUG
PLUS
natural wonders

Fashion Bug Real Estate Overview
• 891 Full Line Stores And 20 Fashion Bug Plus Stores In 44 States
 > Half Of The Chain Operates In Small, Rural Towns, Where We Operate As A
 Mini-department Store
• Total Square Footage, 7.9 Million Feet
• Average Store 8,700 S.F.

CHARMING SHOPPES, INC.

CATHERINE'S PLUS SIZES
sale

LANE BRYANT FASHION BUG CATHERINES

Catherines Real Estate Overview
• 464 Full Line Stores In 44 States
• Total Square Footage, 1.9 Million Feet
• Average Store 4,200 S.F.

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

• #1 Market Share In Specialty Plus-Size
 Intimate Apparel*
• Lane Bryant’s Cacique® Intimate Apparel
 Brand Is The Leading Brand in Specialty
 Plus-Sizes*
Leading Market Share In
Plus Intimate Apparel
*Source: Derived from NPD Group Research

CSI

CHARMING SHOPPES, INC.

CACIQUE
(KA´-SĒĒK)

serenada™

Lovable®
created by Hanes®

enchanted

LANE BRYANT

FASHION BUG®

CATHERINES

Intimate Apparel Brands

*Source: Derived from NPD Group Research
Leading Market Share In
Plus Denim
• We Hold The #1 Market Share In Specialty
 Plus-Size Denim*
• Lane Bryant’s Venezia® Private Label Is
 The Leading Jean In Specialty Plus-Sizes*

CSI
CHARMING SHOPPES, INC.

Venezia SUPREME™

LIZ&ME®

GITANO®

RIGHT FIT

l.a. blues

Seven7

venezia

LANE BRYANT FASHION BUG. CATHERINES

®
®
Denim Brands

THE REVOLUTION IN
WOMEN'S
JEANS
INTRODUCING
RIGHT FIT
BY LANE BRYANT™

LANE BRYANT FASHION BUG. CATHERINES

• Right Fit Is The Result
 Of One Of The Most
 Extensive Sizing Studies
 Ever Conducted By A
 Major Retailer
• A Breakthrough
 Collaboration Of
 Technology, Fashion
 And Fit

RIGHT
FIT
BY LANE BRYANT™

Your favorite
venezia®
jeans now in
RIGHT
FIT
BY LANE BRYANT™

RIGHT FIT
YELLOW
STRAIGHT
STRAIGHT FROM WAIST TO HIPS
Do your current jeans:
fit your waist, but are baggy?
fit your hips/thighs, but have to be unbuttoned?
Try Right Fit Yellow.
RIGHT
FIT

RIGHT FIT
RED
MODERATELY
CURVY
SLIGHTLY CURVED FROM WAIST TO HIPS
Do your current jeans:
slide down in the back of your waist?
have pockets that gape when you sit?
Try Right Fit Red.
RIGHT
FIT

RIGHT FIT
BLUE
CURVY
FULLEST AT HIPS
Do your current jeans:
gape in the back?
have to be cinched in the waist?
Try Right Fit Blue.
RIGHT
FIT

LANE BRYANT

FASHION BUG

CATHERINES

Our Efforts Have
Led Us To Define
Three Basic Fits
That Fit And Flatter
Like Never Before

CSI
CHARMING SHOPPES, INC.

RIGHT
FIT
BY LANE BRYANT
CURVED

RIGHT
FIT
FREE

LANE BRYANT FASHION BUG. CATHERINES

Right Fit by Lane Bryant™
Store Presentation

Investor Presentation
December 3, 2008
Charming Shoppes, Inc.